[DESCRIPTION] EXHIBIT 10(b)(iii)

                                                         EXHIBIT 10(b)(iii)
                                                         ------------------


                                  AMENDMENT NO. 3

                                       TO

                           TI DEFERRED COMPENSATION PLAN


     TEXAS INSTRUMENTS INCORPORATED, a Delaware Corporation with its principal offices in Dallas, Texas (hereafter "TI") hereby amends the TI Deferred Compensation Plan (hereafter the "Plan") established by the Company as of October 19, 1994, in the respects set forth below:
1.  Section 1-4 of the Plan hereby is amended so as to read as follows:

    "Sec. 1-4. Compensation. "Compensation" means, with respect to a Plan Year, a Participant's annual award under the Texas Instruments Executive Officer Performance Plan and a Participant's annual cash incentive award approved by the Chief Executive Officer or his delegate.

This Amendment shall be effective as of January 1, 1998.

EXECUTED as of this 15th day of October, 1997.

                                     TEXAS INSTRUMENTS INCORPORATED



                                     BY: /s/  RICHARD J. AGNICH